                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



            Date of report (Date of
            earliest event reported):                   March 17, 1999


                                  VIATEL, INC.
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                       000-21261                  13-3787366
     (State or Other              (Commission                (I.R.S. Employer
     Jurisdiction                 File Number)               Identification No.)
     of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200


                         Exhibit List Appears on Page 4



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Item 5.  Other Events.

                  Viatel, Inc. desires to release its most current financial information by filing it with the Securities and Exchange Commission. Attached hereto, together with the independent auditors' report thereon, are the consolidated balance sheets of Viatel, Inc. as of December 31, 1997 and 1998, and the related consolidated statements of operations, comprehensive loss, stockholders' equity (deficiency) and cash flows for each of the years in the three year period ended December 31, 1998.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

                  The following exhibits are filed with this Report.


Exhibit No.                Description.

23.1                       Consent of KPMG, LLP

27.1                       Financial Data Schedule

99.1                       1998 Audited Financial Statements

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         VIATEL, INC.



Date:  March 17, 1999                  By: /s/ SHELDON M. GOLDMAN
                                          --------------------------------------
                                          Name:   Sheldon M. Goldman
                                          Title:  Senior Vice President,
                                                  Business Affairs and General
                                                  Counsel

EXHIBIT LIST




Exhibit No.      Description

23.1             Consent of KPMG, LLP

27.1             Financial Data Schedule

99.1             1998 Audited Financial Statements